Exhibit 10.1

SUBSCRIPTION AGREEMENT FOR UNITS

SILVER BULL RESOURCES, INC.

THE UNITS BEING OFFERED FOR SALE MAY ONLY BE PURCHASED BY ELIGIBLE PURCHASERS

IMPORTANT

The following items in this Subscription Agreement have been completed (please initial each applicable box):

All Eligible Purchasers:

☐ All Purchaser information, as applicable, in the boxes on pages 1 to 3 hereof.

☐ Unless other arrangements acceptable to the Company have been made, a wire transfer (which includes any wire transfer fee) as outlined in Section 9 hereof.

either

☐ Appendix “I” – Canadian Investor Certificate (if the Purchaser is in Canada); if the Purchaser is an individual accredited investor, Appendix “I-A” – Risk Acknowledgment Form for Accredited Investors who are Individuals; if the Purchaser is a family, friend or business associate and an Ontario resident, Appendix “I-B” – Risk Acknowledgment Form for Ontario Family, Friend and Business Associate Investors; and if the Purchaser is a family, friend or business associate and a Saskatchewan resident, Appendix “I-C” - Risk Acknowledgment Form for Saskatchewan Family, Friend and Business Associate Investors.

or

☐ Appendix “II” – U.S. Investor Certificate (if the Purchaser is a U.S. Person or does not satisfy the conditions set out in Section 4.2(a)).

A completed and executed copy of this Subscription Agreement, including the items required to be completed as set out above, must be delivered, by no later than 4:00 p.m. (Vancouver time) on Friday, October, 16, 2020, to Silver Bull Resources, Inc., Suite 1610, 777 Dunsmuir Street, Vancouver, B.C. V7Y 1K4, Attention: Christopher Richards, Tel: 604-336-8093, Facsimile: 604-563-6004, Email: crichards@silverbullresources.com.

Subscription No.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT – UNITS

TO: SILVER BULL RESOURCES, INC. (the “Company”)

The undersigned (the “Purchaser”), on its own behalf, and, if applicable, on behalf of a principal for whom it is acting hereunder, hereby irrevocably subscribes for and agrees to purchase from the Company the number of units of the Company (the “Units” and each individually, a “Unit”) set forth below for the aggregate subscription price set forth below, representing a subscription price of US$0.47 per Unit (the “Subscription Price”). Each Unit is comprised of one common share in the capital of the Company (a “Unit Share”) and one half of one common share purchase warrant (each whole warrant, a “Warrant”). Each Warrant shall entitle the holder thereof to acquire one common share (a “Warrant Share”) at a price of US$0.59 until the fifth anniversary of the Closing Date (as defined herein). This subscription plus the attached terms and conditions (the “Terms and Conditions”), each completed and executed Investor Certificate for Canadian Residents and the exhibits and appendices attached hereto and thereto, are collectively referred to as the “Subscription Agreement”. The Purchaser agrees to be bound by the Terms and Conditions including without limitation the terms, representations, warranties and covenants set forth in the applicable schedules attached thereto and agrees that the Company may rely upon the covenants, representations and warranties contained in this Subscription Agreement.

SUBSCRIPTION AND PURCHASER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below.

(Name of Purchaser - please print)

By:

Authorized Signature

(Official Capacity or Title – please print)

Please print name of individual whose signature appears above if different than the name of the purchaser printed above.

(Address of Residence)

_______________________________________

(Purchaser’s E-mail)

_______________________________________

(Purchaser’s Telephone No.)

Number of Units:____________________________
Aggregate Subscription Price: US$______________________

If the person signing this subscription is not purchasing, nor deemed by applicable securities regulation to be purchasing, as principal and is signing as agent for one or more principals, complete the following for each such principal (attach additional pages if required):

(Name of Principal)

(Address of Residence)

_______________________________________

(Principal’s E-mail)

_______________________________________

(Principal’s Telephone No.)

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The Company is hereby directed to issue and register the certificates representing the Unit Shares and Warrants comprising the Units subscribed for, and deliver them, as follows:

Registration Instructions: As above [_] or Name [Please Print] Account reference, if applicable Address	Delivery Instructions: As above [_] or Account reference, if applicable Contact Name [Please Print] Address (Telephone Number)

Additional Purchaser Information

Present Ownership of Securities

The Purchaser either [check appropriate box]:

[_]	does not own, directly or indirectly, or exercise control or direction over, any common shares in the capital of the Company or securities convertible into common shares; or

[_]	owns directly or indirectly, or exercises control or direction over, ________________ common shares and convertible securities entitling the Purchaser to acquire an additional ______________ common shares.

Insider Status

The Purchaser either [check appropriate box]:

[_]	is an “Insider” of the Company as defined in the Securities Act (British Columbia), namely: “Insider” means:

(a) a director or an officer of the Company;

(b) a director or an officer of a person that is itself an insider or subsidiary of the Company;

(c)	a person that has beneficial ownership of, or control or direction over, directly or indirectly, or a combination of beneficial ownership of, and control or director over, directly or indirectly, securities of the Company carrying more than 10% of the voting rights attached to all of the Company’s outstanding securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution;
(d)	the Company itself if it holds any of its own securities;
(e)	a person designated as an insider under an order made under Section 3.2 of the Securities Act (British Columbia); or
(f)	a person that is in a prescribed class of persons.
[_]	is not an “Insider” of the Company.

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SILVER BULL RESOURCES, INC. accepts the subscription set forth above this ____ day of __________, 2020.

Authorized Signatory

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TERMS AND CONDITIONS
OF UNITS PRIVATE PLACEMENT

1.                   Subscription

The Purchaser hereby irrevocably subscribes for and agrees to purchase from the Company, that number of units (the “Units” and each individually, a “Unit”) of the Company set forth on page 1 of this Subscription Agreement. Each Unit is comprised of one common share in the capital of the Company (a “Unit Share”) and one half of one common share purchase warrant (each whole warrant, a “Warrant”). Each Warrant shall entitle the holder thereof to acquire one common share (a “Warrant Share”) at a price of US$0.59 per Warrant Share at any time on or before 4:00 p.m. (Vancouver time) on the fifth anniversary of the Closing Date (as defined below). The Purchaser acknowledges that this subscription forms part of a larger offering by the Company of Units (the “Offering”).

2.                   Conditions of Purchase

2.1	The Purchaser acknowledges that the Company’s obligation to sell the Units to the Purchaser is subject to, among other things, the conditions that:
(a)	the Purchaser duly completes, executes and returns to the Company this subscription, together with all documents required by applicable securities laws, the Toronto Stock Exchange (the “Exchange”) and the OTCQB for delivery to the offices of the lawyers for the Company on behalf of the Purchaser, by no later than 4:00 p.m. (Vancouver time) on Friday, October 16, 2020 to Silver Bull Resources, Inc., Suite 1610, 777 Dunsmuir Street, Vancouver, B.C. V7Y 1K4, Attention: Christopher Richards, Facsimile: 604-563-6004, Email: crichards@silverbullresources.com, including, if the Purchaser is in Canada, a duly completed and executed Appendix “I” – Canadian Investor Certificate and, if the Purchaser is an individual accredited investor, Appendix “I-A” – Risk Acknowledgment Form for Accredited Investors who are Individuals or, if the Purchaser is in the United States (as defined herein), is a U.S. Person (as defined herein), or is subscribing on behalf of a U.S. Person, or does not otherwise satisfy the conditions set out in Section 4.2(a), a duly completed and executed Appendix “II” – U.S. Investor Certificate;
(b)	payment has been made by the Purchaser of the Subscription Price as set out in Section 9 hereof;
(c)	the Company has accepted, in whole or in part, this Subscription Agreement, subject to Section 2.2;
(d)	all necessary regulatory, Exchange and OTCQB approvals have been obtained by the Company prior to the Closing (as defined below);
(e)	the sale of the Units is exempt from the requirement to file a prospectus or registration statement and the requirement to prepare and deliver an offering memorandum or similar document under any applicable statute relating to the sale of the Units or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or delivering an offering memorandum or similar document;
(f)	all covenants, agreements and conditions contained in this Subscription Agreement to be performed by the Purchaser have been performed or complied with in all material respects on or prior to the Closing; and

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(g)	the representations, warranties and certifications of the Purchaser in this Subscription Agreement, including in any appendices hereto or other document delivered to the Company in connection with the Purchaser’s subscription, are true and correct when made and being true and correct at the Closing with the same force and effect as if they had been made on and as of the Closing.
2.2	The Purchaser acknowledges and agrees that the Company reserves the right, in its absolute discretion, to reject this subscription for Units, in whole or in part, at any time prior to the time of Closing. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Company representing the subscription amount will be promptly returned to the Purchaser without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the subscription amount for that portion of the subscription for the Units which is not accepted will be promptly delivered to the Purchaser without interest or deduction.

3.                   Delivery

Delivery of the certificates representing the Unit Shares and Warrants comprising the Units (the “Closing”) shall be completed at the offices of the Company’s legal counsel, Blake, Cassels & Graydon LLP, located at Suite 2600, 595 Burrard Street, Vancouver, British Columbia, V7X 1L3 at 4:00 p.m. (Vancouver time) on Friday, November 20, 2020 (the “Closing Date”), or at such other places, times or dates as may be determined by the Company.

4.                   Purchaser’s Representations, Warranties and Covenants

The Purchaser (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder) represents and warrants to, and covenants with, the Company (and acknowledges that the Company is relying on such representations, warranties and covenants), which representations, warranties and covenants shall survive the Closing, that as at the execution date of this Subscription Agreement and the Closing Date:

4.1	The Purchaser confirms that it:
(a)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Units;
(b)	is capable of assessing the merits and risks (including the potential loss of its entire investment) of the proposed investment in the Units;
(c)	is aware of the characteristics of the Units and understands the risks relating to an investment therein; and
(d)	is able to bear the economic risk of loss of its investment in the Units.
4.2	The Purchaser is a resident in the jurisdiction set forth in the “Address of Residence” set out on page 1 of this Subscription Agreement and either:
(a)	All of the following are met:

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(i)	the Purchaser is not a “U.S. Person” (as that term is defined in Rule 902(k) of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “1933 Act”) and, without limiting such definition, includes a natural person resident in the United States, a partnership or corporation organized or incorporated under the laws of the United States, an estate of which any executor or administrator is a U.S. Person, a trust of which any trustee is a U.S. Person, a partnership or corporation organized or incorporated under the laws of any foreign jurisdiction by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated and owned by United States “Accredited Investors” who are not natural persons, estates or trusts) or a person in the United States of America, its territories or possessions, any State of the United States or District of Columbia (the “United States”), and is not purchasing the Units for the account of or benefit of a U.S. Person or a person in the United States;
(ii)	the Purchaser was not offered the Units in the United States;
(iii)	the buy order for the Purchaser’s Units was not originated, and the Purchaser did not execute or deliver this Subscription Agreement, in the United States;
(iv)	the Purchaser has no intention to distribute either directly or indirectly any of the Units in the United States and will not offer, sell or otherwise transfer, directly or indirectly, any of the Units (or any securities underlying the Units or that may be issued in connection with the Units) or to, or for the account or benefit of, a U.S. Person or person in the United States except pursuant to registration under the 1933 Act and the securities laws of all applicable states or available exemptions therefrom; the Purchaser did not receive the offer to purchase the Units as a result of, nor will it engage in, any “directed selling efforts” (as defined in Regulation S and, without limiting such definition, includes any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Units or any of the securities underlying the Units); and
(v)	the Purchaser is not purchasing the Units as part of any plan or scheme to evade the registration provisions of the 1933 Act; or
(b)	The conditions set forth in clause (a) above are not met, but one or more of the conditions set forth on Appendix “II” are met and the Purchaser has completed a U.S. Investor Certificate in the form attached as Appendix “II”.
4.3	The Purchaser is aware that no prospectus or registration statement has been prepared or filed by the Company with any securities commission or similar authority in connection with the offering of the Units contemplated hereby, and that:
(a)	the Purchaser may be restricted from using most of the civil remedies available under applicable securities laws in Canada;
(b)	the Purchaser may not receive information that would otherwise be required to be provided under applicable securities laws and the Company is relieved from certain obligations that would otherwise be required to be given if a prospectus were provided under applicable securities laws in connection with the Offering; and
(c)	the issuance and sale of the Units to the Purchaser is subject to such sale being exempt from the requirements of applicable securities laws as to the filing of a prospectus or registration statement.

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4.4	The Purchaser, if in Canada, is purchasing the Units as principal and is:
(a)	an “accredited investor” as defined in National Instrument 45-106 Prospectus Exemptions (“NI 45-106”) and is not a person created or used solely to purchase or hold securities as an “accredited investor” as defined in paragraph (m) of the aforesaid definition of “accredited investor”; or
(b)	purchasing the Units at an acquisition cost to the Purchaser of not less than CDN$150,000 paid in cash, the Purchaser is not an individual and the Purchaser was not created or used solely to purchase or hold securities in reliance on the exemption from the dealer registration requirement or prospectus requirement available under Section 2.10 of NI 45-106;

and (i) the Purchaser has duly completed Section I, II or III of, and executed and delivered to the Company, an Appendix “I” – Canadian Investor Certificate, and (ii) if the Purchaser is an accredited investor who is an individual, other than an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$5,000,000, has completed and executed, in duplicate, and delivered one copy to the Company of, an Appendix “I-A” – Risk Acknowledgement Form for Accredited Investors who are Individuals.

4.5	If the Purchaser is resident in an international jurisdiction other than the United States then:
(a)	the Purchaser currently has knowledge and experience or has consulted the Purchaser’s own counsel, accountant or investment advisor, with respect to the investment contemplated hereby and applicable securities laws in the international jurisdiction in which the Purchaser resides which would apply to this subscription;
(b)	the delivery of this Subscription Agreement, the acceptance of it by the Company and the issuance of the Units to the Purchaser complies with all laws applicable to the Purchaser, including the laws of such Purchaser’s jurisdiction of residence, and all other applicable laws, and will not cause the Company to become subject to, or require it to comply with, any disclosure, prospectus, filing or reporting requirements under any applicable laws of the international jurisdiction.
(c)	the Purchaser is purchasing the Units in compliance with or pursuant to exemptions from any prospectus, registration or similar requirements under the applicable securities laws of the international jurisdiction in which the Purchaser resides (and the Purchaser shall deliver to the Company such further particulars of such applicable securities laws or exemptions and the Purchaser’s qualifications thereunder as the Company may request), and the purchase and sale of the Units does not trigger any obligation to prepare and file a prospectus, registration statement or similar document, or any other report with respect to such purchase and/or any registration on the part of the Company;
(d)	the applicable securities laws of the international jurisdiction in which the Purchaser resides do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities commission or regulatory authority of any kind whatsoever in the jurisdiction of residence of the Purchaser;
(e)	the Purchaser will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the international jurisdiction which will confirm the matters referred to in subparagraphs (a) through (d) above to the satisfaction of the Company, acting reasonably; and
(f)	the Purchaser will not sell or otherwise dispose of any of Units (or any securities underlying the Units or that may be issued in connection with the Units) except in accordance with all applicable securities laws of the international jurisdiction in which the Purchaser resides.

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4.6	The Purchaser acknowledges that:
(a)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units;
(b)	there is no government or other insurance covering the Units;
(c)	there are risks associated with the purchase of the Units;
(d)	there are restrictions on the Purchaser’s ability to resell the Units (or any securities underlying the Units or that may be issued in connection with the Units) and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling any of the Units (or any securities underlying the Units or that may be issued in connection with the Units); and
(e)	the Company has advised the Purchaser that the Company is relying on an exemption from the requirements to provide the Purchaser with a prospectus or registration statement and to sell the Units through a person or company registered to sell securities under applicable securities laws and, as a consequence of acquiring the Units pursuant to this exemption, certain protections, rights and remedies provided by the applicable securities laws, including statutory rights of rescission or damages, will not be available to the Purchaser.
4.7	If the Purchaser has indicated that the Purchaser is a resident in a jurisdiction other than British Columbia in the “Address of Residence” field set out on page 1 of this Subscription Agreement, the Purchaser certifies that the Purchaser is not a resident in British Columbia and acknowledges that:
(a)	the Purchaser is knowledgeable of, or has been independently advised as to, the Other Applicable Securities Laws (as defined below);
(b)	the Purchaser is purchasing the Units pursuant to exemptions from any prospectus, registration or similar requirements under the Other Applicable Securities Laws, or, if such is not applicable, the Purchaser is permitted to purchase the Units under the Other Applicable Securities Laws without the need to rely on exemptions; and
(c)	the distribution of the Units to the Purchaser by the Company complies with all of the Other Applicable Securities Laws.

For purposes hereof, “Other Applicable Securities Laws” means, in respect of each and every offer and sale of the Units, the securities legislation having application and the regulations, rules, orders, instruments, notices, directions, rulings and published policy statements of the securities regulatory authorities having jurisdiction over the Purchaser and the Offering, other than the laws of British Columbia which would apply to this subscription, if any.

4.8	The Purchaser is a resident in the jurisdiction set forth in the “Address of Residence” set out on page 1 of this Subscription Agreement and will comply with all applicable securities laws and with the policies of the Exchange and the OTCQB concerning the purchase of, the holding of and the resale restrictions on the Units (or any securities underlying the Units or that may be issued in connection with the Units).
4.9	The Purchaser is aware that the offer made by this subscription (a) is irrevocable, and (b) requires acceptance by the Company and the acceptance for filing thereof by the Exchange and will not become an agreement between the Purchaser and the Company until accepted by the Company signing in the space above.

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4.10	If an individual, the Purchaser has attained the age of majority and is legally competent to execute and deliver this subscription and to take all actions required pursuant hereto and if a corporation, partnership or other entity, the Purchaser has been duly incorporated, created or organized and validly exists under the laws of its jurisdiction of incorporation, creation or organization and all necessary approvals by its directors and shareholders have been obtained for the execution and delivery of this subscription.
4.11	The execution and delivery of this Subscription Agreement and the performance and compliance with the terms hereof will not result in any breach of, or be in conflict with, or constitute a default under, or create a state of facts which after notice or lapse of time or both would constitute a default under, any term or provision of any constating documents, by-laws or resolutions of the Purchaser or any indenture, contract, agreement (whether written or oral), instrument or other document to which the Purchaser is a party or subject, or any judgment, decree, order, statute, rule or regulation applicable to the Purchaser.
4.12	Upon acceptance of this subscription by the Company, this Subscription Agreement, including all exhibits and appendices, will constitute a legal, valid and binding contract of purchase enforceable against the Purchaser in accordance with its terms and will not violate or conflict with the terms of any restriction, agreement or undertaking respecting purchases of securities by the Purchaser.
4.13	The Purchaser’s purchase of the Units has not been made through or as a result of, the distribution of the securities comprising the Units is not being accompanied by and the Purchaser is not aware of, any advertisement of the securities in printed media of general and regular paid circulation, radio, television or electronically.
4.14	No prospectus or offering memorandum within the meaning of applicable securities laws or any other document purporting to describe the business and affairs of the Company has been delivered to the Purchaser in connection with the Offering.
4.15	No person has made to the Purchaser any written or oral representation;
(a)	that any person will resell or repurchase any of the Units (or any securities underlying the Units or that may be issued in connection with the Units);
(b)	that any person will refund all or any part of purchase price of the Units;
(c)	as to the future price or value of any of the Units; or
(d)	that any of the Units (or any securities underlying the Units or that may be issued in connection with the Units) will be listed and posted for trading on a stock exchange or marketplace or that application has been made to list and post any of the Units (or any securities underlying the Units or that may be issued in connection with the Units) for trading on a stock exchange or marketplace.
4.16	None of the Units are being purchased by the Purchaser with knowledge of any material fact about the Company that has not been generally disclosed to the public.
4.17	In the case of a person signing this subscription as agent for a disclosed principal, each beneficial Purchaser for whom the agent is purchasing, or is deemed under NI 45-106 to be purchasing, as principal, for its own account and not for the benefit of any other person, and such person is duly authorized to enter into this Subscription Agreement and to execute all documentation in connection with the purchase on behalf of each such beneficial Purchaser.

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4.18	The funds representing the aggregate Subscription Price in respect of the Units which will be advanced by or on behalf of the Purchaser to the Company hereunder do not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (for the purposes of this Section 4.18 the “PCMLTFA”) and the Purchaser acknowledges and agrees that the Company may be required by law to provide the securities regulators with a list setting forth the identities of the beneficial purchasers of the Units, or disclosure pursuant to the PCMLTFA. Notwithstanding that the Purchaser may be purchasing Units as agent on behalf of an undisclosed principal, the Purchaser agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing. To the best of the Purchaser’s knowledge (a) none of the subscription funds provided by or on behalf of the Purchaser (i) have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser and, (b) the Purchaser will promptly notify the Company if the Purchaser discovers that any of such representations cease to be true, and shall provide the Company with appropriate information in connection therewith.
4.19	The Purchaser is at arm’s-length within the meaning of Securities Laws (as defined herein) of the Company.
4.20	The Purchaser is not, with respect to the Company or any of its affiliates, a “control person”, as defined under applicable securities laws, and the acquisition of the Units hereunder by the Purchaser will not result in the Purchaser becoming a “control person”.
4.21	The Purchaser has been advised to seek tax, investment and independent legal advice and any other professional advice the Purchaser considers appropriate in connection with the Purchaser’s purchase of the Units and the Purchaser confirms that the Purchaser has not relied on the Company or its legal counsel in any manner in connection with the Purchaser’s purchase of the Units.

5.                   Purchaser’s Acknowledgments

5.1	The Purchaser acknowledges and agrees (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder) with the Company (which acknowledgements and agreements shall survive the Closing) that:
(a)	This subscription forms part of the Offering.
(b)	The Units are subject to resale restrictions under applicable Securities Laws (defined below) and the Purchaser covenants that it will not resell the Units (or any securities underlying the Units or that may be issued in connection with the Units), except in compliance with such laws and the Purchaser acknowledges that it is solely responsible (and the Company is not in any way responsible) for such compliance. The Purchaser is advised to consult the Purchaser’s own legal advisors in this regard. For purposes of this Agreement, “Securities Laws” means the Securities Act (British Columbia) (the “B.C. Act”), the 1933 Act, and the rules and regulations promulgated thereunder and all orders, rulings, published policy statements, notices, interpretation notes, directions and instruments thereunder and, if the Purchaser is not resident in British Columbia, also means the Other Applicable Securities Laws.
(c)	The Units are being offered for sale only on a “private placement” basis.
(d)	In purchasing the Units, the Purchaser has relied solely upon publicly available information relating to the Company and not upon any oral or written representation as to any fact or otherwise made by or on behalf of the Company or any other person associated therewith, the decision to purchase the Units was made on the basis of publicly available information.

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(e)	The Purchaser’s ability to transfer the Units (or any securities underlying the Units or that may be issued in connection with the Units) is limited by, among other things, the Securities Laws and the policies of the Exchange. In particular the Purchaser acknowledges having been informed that the Units (or any securities underlying the Units or that may be issued in connection with the Units), are subject to resale restrictions under National Instrument 45-102 – Resale of Securities (“NI 45-102”) and may not be sold or otherwise disposed of in Canada for a period of four months from the date of distribution of the Units, unless a statutory exemption is available or a discretionary order is obtained from the applicable Securities Commission allowing the earlier resale thereof, and may be subject to additional resale restrictions if such sale or other disposition would be a “control distribution”, as that term is defined in NI 45-102. If the Purchaser is not resident in Canada, additional resale restrictions may apply under the Other Applicable Securities Laws. In addition, the policies of the Exchange may require that the Units (or any securities underlying the Units or that may be issued in connection with the Units) not be sold or otherwise disposed of for a period of not less than four months from the Closing Date.

In addition to the foregoing, the Purchaser acknowledges that (i) the Company is a “domestic issuer” for purposes of United States securities laws, (ii) the Units (and any securities underlying the Units or that may be issued in connection with the Units) will constitute “restricted securities” under the 1933 Act and (iii) certificates representing the Unit Shares and the Warrants comprising the Units will bear legends in the forms set forth in Sections 6.2 and 6.3. Because the Company is a “domestic issuer” the Units (and any securities underlying the Units or that may be issued in connection with the Units) will continue to be “restricted securities” notwithstanding any resale pursuant to Regulation S. The U.S. restrictive legend set forth on any certificate representing the Units (and any securities underlying the Units or that may be issued in connection with the Units) will not be removed except in connection with (A) a resale of the Units (and any securities underlying the Units or that may be issued in connection with the Units) pursuant to an effective registration statement under the 1933 Act, or (B) a resale of the Units (or any securities underlying the Units or that may be issued in connection with the Units) pursuant to Rule 144 under the 1933 Act, in each case, irrespective of the holding period set forth above under NI 45-102.

(f)	The representations, warranties, covenants and acknowledgements of the Purchaser contained in this Subscription Agreement, and in any appendices or other documents or materials executed and delivered by the Purchaser hereunder, are made by the Purchaser with the intent that they may be relied upon by the Company and its professional advisors in determining the Purchaser’s eligibility to purchase the Units. The Purchaser further agrees that by accepting the Units the Purchaser shall be representing and warranting that the foregoing representations and warranties are true as at the Closing with the same force and effect as if they had been made by the Purchaser at the Closing and that they shall survive the purchase by the Purchaser of the Units and shall continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of the Units (or any securities underlying the Units or that may be issued in connection with the Units). The Purchaser hereby agrees to indemnify and save harmless the Company and its directors, officers, employees, advisors, affiliates, shareholders and agents, and their respective counsel, against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur and which are caused by or arise from any inaccuracy in, breach or misrepresentation by the Purchaser of, any such representations, warranties and covenants. The Purchaser undertakes to immediately notify the Company of any change in any statement or other information relating to the Purchaser set forth herein or in an Investor Certificate, as the case may be, that takes place prior to the Closing Date.

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(g)	The sale and delivery of the Units to the Purchaser is conditional upon such sale being exempt from the requirement to file a prospectus or registration statement or to prepare and deliver an offering memorandum or similar document under any applicable statute relating to the sale of the Units or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or preparing and delivering an offering memorandum or similar document. The Purchaser further acknowledges and agrees that the Company may be required to provide applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Units and that the Purchaser will provide, on request, particulars as to the identity of such beneficial purchasers as may be required by the Company in order to comply with the foregoing.
(h)	The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledge and consent to the fact that the Company is collecting the Purchaser’s, and, if applicable, such agent’s personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), for the purpose of completing this Subscription Agreement. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledge and consent to the Company retaining such personal information for as long as permitted or required by law or business practices. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent further acknowledges and consents to the fact that the Company may be required by the Securities Laws, the rules and policies of any stock exchange or the rules of the Investment Industry Regulatory Organization of Canada to provide regulatory authorities, stock exchanges or marketplaces with any personal information provided by the Purchaser or, if applicable, such agent in this Subscription Agreement. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent represent and warrant that it has the authority to provide the consents and acknowledgements set out in this Subsection 5.1(h). In addition to the foregoing, the Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledge and agree that the Company may use and disclose the Purchaser’s and, if applicable, such agent’s personal information, and consents thereto, as follows:
(i)	for internal use with respect to managing the relationships between and contractual obligations of the Company and the Purchaser;
(ii)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to the Canada Revenue Agency;
(iii)	disclosure to stock exchanges, marketplaces and securities regulatory authorities and other regulatory bodies having jurisdiction with respect to approval or acceptance for filing of the Offering, reports of trades and similar stock exchange, marketplace or regulatory filings;
(iv)	disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;
(v)	disclosure to professional advisers of the Company in connection with the performance of their professional services;

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(vi)	disclosure to any person where such disclosure is necessary for legitimate business reasons;
(vii)	disclosure to a court determining the rights of the parties under this Subscription Agreement; or
(viii)	for use and disclosure as otherwise required or permitted by law.
(i)	The Purchaser is aware of the characteristics of the Units and the risks relating to an investment therein and agrees that the Purchaser must bear the economic risk of his, her or its investment in the Units.
(j)	The Purchaser has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of the Purchaser’s proposed investment in the Units.
(k)	This subscription is conditional upon its acceptance by the Company and the Subscription Agreement is conditional upon the acceptance of the Offering for filing by the Exchange.
(l)	The Purchaser is aware that (i) the Company may complete additional financings in the future in order to develop the Company’s business and to fund its ongoing development, (ii) there is no assurance that such financings will be available and, if available, on reasonable terms, (iii) any such future financings may have a dilutive effect on the Company’s securityholders, including the Purchaser, and (iv) if such future financings are not available, the Company may be unable to fund its on-going development and the lack of capital resources may result in the failure of the Company’s business.
(m)	A finder’s fee may be payable by the Company in connection with a purchaser introduced to the Company and such person’s Subscription Agreement is accepted by the Company.
(n)	The Purchaser is aware that the Offering is not subject to a minimum aggregate subscription amount, and the Company may close the Offering for less than the maximum aggregate amount indicated or may increase the size of the Offering.

6.                   Resale Restrictions and Legending of Securities

6.1	In addition to the acknowledgements given in Article 5 hereof, the Purchaser acknowledges that the Units (or any securities underlying the Units or that may be issued in connection with the Units) will be subject to statutory and Exchange imposed resale restrictions.
6.2	The Purchaser acknowledges that the Unit Shares and Warrants and, if any Warrants are exercised prior to the expiry of the statutory or Exchange imposed resale restrictions, any Warrant Shares, will have attached to them an ownership statement issued under a direct registration system or other electronic book-entry system, or on certificates that may be issued, as applicable, legends setting out the resale restrictions under applicable securities legislation substantially in the following forms and with the information completed:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY [and for the Warrants: OR ANY SECURITY ISSUED ON ITS EXERCISE] IN CANADA OR WITH A RESIDENT OF CANADA BEFORE [Insert the date that is four months and one day after the Closing Date.]”

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“THE SECURITIES [and for the Warrants: ISSUABLE ON THE EXERCISE OF THE WARRANTS] REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (THE “TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.”

6.3	The Purchaser acknowledges that the Unit Shares, Warrants and Warrant Shares will have attached to them an ownership statement issued under a direct registration system or other electronic book-entry system, or on certificates that may be issued, as applicable, a legend (the “U.S. Legend”) setting out the resale restrictions under applicable securities legislation in the United States substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF SILVER BULL RESOURCES, INC. (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C), (D) OR (E), THE HOLDER HAS DELIVERED TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT.”

6.4	The Purchaser acknowledges that the Units are being offered pursuant to an exemption from the registration requirements of the 1933 Act pursuant to Regulation S or Regulation D under the 1933 Act. The Purchaser further acknowledges that the Units (or any securities underlying the Units or that may be issued in connection with the Units) have not been registered under the 1933 Act or the securities laws of any State of the United States. The Units may not be offered or sold to a U.S. Person or a person in the United States unless registered in accordance with United States federal securities laws and all applicable state securities laws or exemptions from such requirements are available.

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6.5	In the case of a sale of the Unit Shares or the Warrant Shares by the Purchaser made pursuant to either (A) the provisions of Rule 144 of the 1933 Act; or (B) an effective registration statement under the 1933 Act, the Company shall, at the Company’s own cost, use commercially reasonable efforts to cause the transfer agent to remove the U.S. Legend and deliver unlegended share certificates to the Purchaser within three trading days following the delivery by the Purchaser to the Company or the Company’s transfer agent of a share certificate endorsed with the U.S. Legend. If the Company’s transfer agent fails to deliver an unlegended share certificate within such three trading day period, the Company will indemnify the Purchaser for any damages and costs incurred as a result thereof, provided that: (i) such indemnity shall not extend to any lost profits of the Purchaser; and (ii) the aggregate amount of such indemnity in respect of any one legend removal shall not exceed US$1,000 per incident, and the aggregate amount of all such indemnities shall not exceed US$100,000. For greater clarity, if, in the case of a sale pursuant to, and subject to satisfaction of the conditions required by, (A) or (B) above, the Company or the Company’s transfer agent requires a legal opinion to remove the U.S. Legend from any certificates representing the Unit Shares or the Warrant Shares as contemplated in this Section, the Company shall use commercially reasonable efforts to cause its legal counsel to deliver such legal opinion at the Company’s expense.
6.6	Within 60 days after the Closing Date, the Company will prepare and file with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (the “Resale Registration Statement”) under the 1933 Act relating to the resale and, if applicable, the issuance of, Unit Shares and Warrant Shares and any securities issued or then issuable upon any stock split, dividend or other distribution, capitalization or similar event with respect to the foregoing. The Company shall use commercially reasonable efforts to (i) have the Resale Registration Statement declared effective by the SEC within four months after the Closing Date, and (ii) maintain the effectiveness of the Registration Statement for a period ending on the earlier of (A) the first anniversary of the expiry date of the Warrants, and (B) the first date on which the Units and all Warrant Shares that have been or may be issued upon exercise of the Warrants (1) have been disposed of by the holders thereof, or (2) may be sold pursuant to Rule 144 under the 1933 Act by persons who are not “affiliates” of the Company (as defined in Rule 144) without being subject to the current public information requirements set forth in Rule 144(c).
6.7	The Company shall use commercially reasonable efforts to obtain and maintain eligibility of its common shares (“Common Shares”), including Unit Shares and Warrant Shares, to the deposit with, and book-entry transfer through the facilities of, The Depository Trust & Clearing Corporation until the first anniversary of the expiry of the Warrants. If the Common Shares, Unit Shares or Warrant Shares, fail to become or cease to be eligible as aforesaid, the Company will indemnify the Purchaser therefrom. The aggregate amount of such indemnity in respect of any one claim shall not exceed US$ 1,000 per incident, and the aggregate amount of all such indemnities shall not exceed US$ 100,000.

7.                   Company’s Representations, Warranties and Covenants

7.1	The Company hereby represents and warrants to, and covenants with, the Purchaser, which representations, warranties and covenants shall survive the Closing, that as at the execution date of this Subscription Agreement and the Closing Date that:
(a)	the Company is a valid and subsisting corporation duly incorporated and in good standing under the Nevada Revised Statutes (Nevada) and each subsidiary representing 10% or more of the Company’s consolidated assets or revenues (a “Material Subsidiary”) is a valid and subsisting corporation duly created and in good standing under the laws of the jurisdictions in which it exists with respect to all acts necessary to maintain its corporate existence;

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(b)	the authorized capital of the Company consists of 37,500,000 Common Shares, with a par value $0.01 per share, of which an aggregate of 29,542,365 Common Shares are issued and outstanding as of the date of this Agreement. As of the date of this Agreement, and not including any Common Shares that may be issuable in connection with the Offering, an aggregate of 2,043,750 Common Shares may be issued upon the exercise of outstanding options, warrants, convertible debts or any other arrangements, obligations, contracts, understandings or other commitments of any character whatsoever giving any Person any right to subscribe for or acquire any Common Shares by which the Company may be bound. The issuance and sale of the Units, Unit Shares, Warrants and Warrant Shares will not obligate the Company to issue any Common Shares or other securities to any Person (other than Purchasers under the Offering), and will not result in a right of any holder of the Company’s securities to adjust the exercise, conversion, exchange or similar price of such securities;
(c)	all of the issued and outstanding shares in the capital of each Material Subsidiary have been duly authorized and validly issued, are fully paid and are directly or indirectly beneficially owned by the Company, free and clear of any liens, none of the outstanding securities of any Material Subsidiary was issued in violation of the pre-emptive or similar rights of any security holder of such subsidiary and there are no options, warrants, purchase rights, or other contracts or commitments that could require the Company to sell, transfer or otherwise dispose of any securities of any Material Subsidiary, except as disclosed in the Public Record (for the purposes hereof, “Public Record” means all documents containing information regarding the Company, including the Company’s audited annual and unaudited interim financial statements for the last two financial years (collectively the “Financial Statements”) filed by the Company with (i) various Canadian securities commissions and available on the System for Electronic Document Analysis and Retrieval (“SEDAR”) website at www.sedar.com, and (ii) the United States Securities and Exchange Commission and available on the Electronic Data Gathering and Retrieval (“EDGAR”) website at https://www.sec.gov/edgar/);
(d)	prior to the Closing, neither the Company nor any Material Subsidiary will have taken any steps to terminate its existence, to amalgamate or merge into another corporation, to continue into any other jurisdiction or to otherwise change its corporate existence and will not have received any notice or other communication from any person or governmental authority indicating that there exists any situation which could result in the termination of its existence;
(e)	the Company and each Material Subsidiary is not insolvent, and no acts or proceedings have been taken by or against it in connection therewith, the Company has not received any notice in respect of, and the Company and each Material Subsidiary is not in the course of, liquidation, winding-up, dissolution, bankruptcy or reorganization;
(f)	the Company and each Material Subsidiary has all requisite corporate power and capacity to possess its assets and to conduct its business as now carried on by it or proposed to be carried on by it;
(g)	the Company and each Material Subsidiary is duly qualified and registered or licensed to carry on business in the jurisdictions in which it is required to be so registered or licensed to carry on business or own property or assets and, to the Company’s knowledge, is carrying on its business and owns its property and assets, in all material aspects, in accordance with all applicable laws, regulations and other requirements and has not received any notice of a breach thereof which would have a material adverse effect on the Company, except where it is in good faith attempting to remedy such breach or contesting such notice;
(h)	neither the Company nor any Material Subsidiary is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and no such actions, suits or proceedings have been threatened or, to the Company’s knowledge, are pending, except as disclosed in the Public Record;
(i)	the Company is the beneficial owner of the properties, business and assets or the interests in the properties, business and assets disclosed in the Public Record, all agreements by which the Company holds an interest in a property, business or asset are in good standing according to their terms except as disclosed in the Public Record or where any such default would not have a material adverse effect on the Company;

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(j)	since July 6, 2017, the Company has timely filed with the relevant authorities all documents required to have been filed by it under the securities laws applicable to it, including, without limitation, all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Laws, the 1933 Act or the United States Securities Exchange Act of 1934, as amended (the “1934 Act”) (such documents, schedules, forms and statements collectively being the “Company Filings”). As of their respective dates, the Company Filings complied in all material respects with the requirements of the applicable securities laws pertaining thereto;
(k)	the Public Record and the representations contained in this Subscription Agreement are accurate in all material respects and omit no fact, the omission of which would make the filings comprising the Public Record or such representations misleading in light of the circumstances in which such statements or representations were made;
(l)	there is no “material fact” or “material change” (as those terms are defined in applicable Securities Laws) affecting the Company that has not been generally disclosed to the public (without restricting the statutory definition of such terms, a “material fact” is a fact that would reasonably be expected to have a significant effect on the market price or value of the Company’s securities and “material change” is a change (or a decision to implement a change) in the business, operations or capital of the Company that would reasonably be expected to have a significant effect on the market price or value of its securities);
(m)	the Financial Statements accurately reflect the financial position of the Company as at the date thereof and have been properly prepared in accordance with accounting principles generally accepted in the United States of America;
(n)	no material adverse change in the Company’s financial position has taken place since the date of the latest balance sheet contained in the Financial Statements, except as disclosed in the Public Record;
(o)	all tax returns, reports, elections, remittances and payments of the Company and its Material Subsidiaries required by applicable laws have been filed or made, except where the Company is contesting in good faith any re-assessments of its taxes payable thereunder, and are true, complete and correct except where the failure to make such filing, election, or remittance and payment shall not have a material adverse effect on the Company or its business;
(p)	the Company has all requisite corporate power and authority to issue and sell the Units and to execute, deliver and perform its obligations under this Subscription Agreement;
(q)	the Company has complied, and will comply, with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Units;
(r)	the execution and delivery of this Subscription Agreement, the offer, sale and issuance of the Units, and the delivery of the certificates representing them, by the Company do not and will not conflict with and do not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Company is a party;

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(s)	this Subscription Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action on the part of the Company and, subject to acceptance by the Company, this Subscription Agreement constitutes a valid obligation of the Company legally binding upon it and enforceable in accordance with its terms subject to such limitations and prohibitions in applicable laws relating to bankruptcy, insolvency, liquidation, moratorium, reorganization, arrangement or winding-up and other laws, rules and regulations of general application affecting the rights, powers, privileges, remedies and interests of creditors generally;
(t)	upon issue and delivery at the Closing, the Unit Shares comprising the Units will be validly issued as fully paid and non-assessable and the Warrants will be validly issued and the certificates representing such Unit Shares and Warrants will be validly delivered;
(u)	at the Closing, the Warrant Shares will have been duly allotted and reserved for issuance and, when issued upon the due exercise of the Warrants, will be duly issued as fully paid and non-assessable Common Shares;
(v)	to the Company’s knowledge, neither the Company nor its subsidiaries, nor to the knowledge of the Company, any director, officer, employee, consultant, representative or agent of the foregoing, has (i) violated any anti-bribery or anti-corruption laws applicable to the Company and its subsidiaries, including but not limited to Canada’s Corruption of Foreign Public Officials Act and the United States Foreign Corrupt Practices Act, or (ii) offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, that goes beyond what is reasonable and customary: (A) to any government official, whether directly or through any other person, for the purpose of influencing any act or decision of a government official in his or her official capacity, inducing a government official to do or omit to do any act in violation of his or her lawful duties, securing any improper advantage, inducing a government official to influence or affect any act or decision of any governmental authority, or assisting any representative of the Company or its subsidiaries in obtaining or retaining business for or with, or directing business to, any person; or (B) to any person in a manner which would constitute or have the purpose or effect of public or commercial bribery, or the acceptance of or acquiescence in extortion, kickbacks, or other unlawful or improper means of obtaining business or any improper advantage, and neither the Company nor its subsidiaries nor to the knowledge of the Company, any director, officer, employee, consultant, representative or agent of foregoing, has (i) conducted or initiated any review, audit, or internal investigation that concluded the Company, a subsidiary or any director, officer, employee, consultant, representative or agent of the foregoing violated such laws or committed any material wrongdoing, or (ii) made a voluntary, directed, or involuntary disclosure to any governmental authority responsible for enforcing anti-bribery or anti-corruption laws, in each case with respect to any alleged act or omission arising under or relating to non-compliance with any such laws, or received any notice, request, or citation from any person alleging non-compliance with any such laws;
(w)	none of the Company, its affiliates, or, to the Company’s knowledge, any person acting on their behalf (other than any finder, as to whose activities no representations or warranties are made) has engaged or will engage in any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising in the United States in connection with the Offering;
(x)	none of the Company, its affiliates or, to the Company’s knowledge, any person acting on its or their behalf (other than any finder, as to whose activities no representations or warranties are made) has made or will make any “directed selling efforts” (as such term is defined in Regulation S under the 1933 Act) in the United States with respect to the Offering and, without limiting such definition, “directed selling efforts” generally means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being offered and includes placing an advertisement in a publication “with a general circulation in the United States” that refers to the offering of securities being made in reliance upon Regulation S under the 1933 Act;

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(y)	no order ceasing or suspending trading in the Units nor prohibiting sale of the Units has been issued to, and is outstanding against, the Company or its directors, officers or promoters and, to the Company’s knowledge, no investigations or proceedings for such purposes are pending or threatened;
(z)	the Company will apply to, and use commercially reasonable efforts to obtain the listing of the Unit Shares issuable under the Offering on, the Exchange;
(aa)	the Company is a reporting issuer under Securities Laws in British Columbia, Alberta and Ontario, and the Company is not in default in any material respect of any requirement of such Securities Laws;
(bb)	the Common Shares are registered under section 12(g) of the 1934 Act and the Company is not in default in any material respect of any requirement under the 1933 Act or the 1934 Act, and the Company has taken no action designed to, or which is likely to have the effect of, terminating the registration of the Common Shares under the 1934 Act, nor has the Company received any notification that the SEC is contemplating terminating such registration;
(cc)	the Common Shares are listed for trading on the Exchange and trade on the OTCQB and the Company is not in default in any material respect of any requirement of the Exchange or the OTCQB, and the Company has not received any notice from the Exchange or the OTCQB to the effect that the Company is not in compliance with the listing or maintenance requirements thereof;
(dd)	the Company’s registrar and transfer agent for the Common Shares has been duly appointed; and
(ee)	there shall not be any consents, approvals, authorizations, orders or agreements of any stock exchanges, securities commissions or similar authorities, governmental agencies or regulators, courts or any other persons which may be required for the issuance of the Units and the delivery of certificates representing the Units to the Purchaser, not obtained and not in effect on the date of delivery of such certificates;
(ff)	it will reserve or set aside sufficient shares in its treasury to issue the Unit Shares and Warrant Shares; and
(gg)	no general solicitation or general advertising with respect to the sale of the Units offered hereby or of any of the securities of the Company has been made or is being made in relation to or in conjunction with the distribution pursuant to the Offering.
7.2	The Company shall perform and carry out all of the acts and things to be completed by it as provided in this Subscription Agreement.

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8.                   General

8.1	Time shall, in all respects, be of the essence hereof.
8.2	The Purchaser authorizes the Company to complete or correct any errors or omissions in this Subscription Agreement or of any Appendix to this Subscription Agreement, which are required to be completed and executed by the Purchaser and delivered to the Company hereunder.
8.3	Unless otherwise indicated, all dollar amounts and references to “$” or “CDN$” are to Canadian dollars and references to “US$” are to United States dollars.
8.4	The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof.
8.5	Except as expressly provided for in this Subscription Agreement and in the agreements, instruments and other documents provided for, contemplated or incorporated herein, this Subscription Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings. This Subscription Agreement may be amended or modified in any respect by written instrument only.
8.6	The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Purchaser, the Company and their respective successors and assigns; provided that, except as herein provided, this Subscription Agreement shall not be transferable or assignable by any party without the written consent of the other.
8.7	This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and the parties hereto hereby irrevocably attorn to the exclusive jurisdiction of the courts of the Province of British Columbia.
8.8	This Subscription Agreement is intended to and shall take effect on the date of acceptance of the subscription by the Company, notwithstanding its actual date of execution or delivery by any of the parties hereto, and shall be dated for reference as of the date of such acceptance by the Company.
8.9	The Company shall be entitled to rely on delivery of a facsimile or electronic copy of an executed subscription and acceptance by the Company of such subscription shall be legally effective to create a valid and binding Agreement between the Purchaser and the Company in accordance with the terms hereof.
8.10	The Purchaser acknowledges and agrees that all costs incurred by the Purchaser (including any fees and disbursements of counsel retained by the Purchaser) relating to the sale of the Units to the Purchaser shall be borne by the Purchaser.
8.11	The Purchaser acknowledges that the Purchaser has consented to and requested that all documents evidencing or relating in any way to the issuance of the Units be drawn up in the English language only. Le soussigne reconnait par les presentes avoir consenti et exige que tous les documents faisant foi ou se rapportant de quelque maniere a la vente des titres offerts soient rediges en anglais seulement.
8.12	Each of the parties hereto upon the request of the other parties hereto, whether before or after the Closing, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as reasonably may be necessary or desirable to complete, better evidence, or perfect the transactions contemplated herein.

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9.                   Method of Payment

Payment for the Units subscribed for (the “Subscription Amount”) must accompany this subscription and shall be paid by certified cheque, bank draft or by wire transfer (which subscription amount shall include any wire transfer fees payable) to:

United States Dollars Beneficiary bank: Beneficiary bank address: Transit #: Institution #: SWIFT: Beneficiary name: Beneficiary account:	XXXXXXXXXX XXXXXXXXXXXXXXX. xxxxxxxxxxxxxxxxxxxxxxxxxx xxxxx xxx xxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxx

10.               Execution and Delivery

This Subscription Agreement may be executed in any number of counterparts and may be delivered by facsimile or other electronic means, all of which when taken together and so delivered shall be deemed to be one and the same original document.

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APPENDIX “I”

CANADIAN INVESTOR CERTIFICATE

(TO BE COMPLETED BY ALL CANADIAN PURCHASERS)

Reference is made to the subscription agreement between Silver Bull Resources, Inc. (the “Company”) and the undersigned (the “Purchaser”) of which this Appendix “I” – Canadian Investor Certificate, once executed, forms a part (the “Subscription Agreement”). Upon execution of this Investor Certificate by the Purchaser, this Investor Certificate shall be incorporated into and form a part of the Subscription Agreement. For purposes hereof, certain definitions are included below for convenience.

In addition to the covenants, representations and warranties contained in the Subscription Agreement, the undersigned Purchaser represents, warrants and certifies to the Company that the Purchaser is purchasing as principal and qualifies to purchase under National Instrument 45-106 Prospectus Exemptions (“NI 45-106”), or otherwise, by reason of the fact that the Purchaser falls into one or more of the subparagraphs set out below, the Purchaser having initialled the applicable subparagraph or subparagraphs, and is:

I.	If the Purchaser is not an individual, is subscribing for CDN$150,000 or more and is an entity not created or used solely to purchase or hold securities, please complete Section I – Minimum CDN$150,000 Investment below.
II.	If the Purchaser does not meet the requirements of Section I but is an Accredited Investor, please make the appropriate selection under Section II –Accredited Investor below.
III.	If none of the above applies, please make the appropriate selection under Section III – Employees, Officers, Directors and Consultants or Section IV – Family, Friends and Business Associates below.

I.       MINIMUM CDN$150,000 INVESTMENT

(a)	A non-individual purchaser purchasing securities having an acquisition cost of not less than CDN$150,000 paid in cash and was not created or used solely to purchase or hold securities in reliance on the exemption from the dealer registration requirement or prospectus requirement available under Section 2.10 of NI 45-106;

II.       Accredited Investor

The Purchaser is an “Accredited Investor” as such term is defined in NI 45-106, and as at the Closing, the Purchaser and any beneficial subscriber, as applicable, falls within the following categories:

_______	(a)	a Canadian financial institution, or a Schedule III bank;
_______	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
_______	(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;
_______	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer;
_______	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

_______	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);
_______	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;
_______	(g)	a municipality, public board or commission in Canada or a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;
_______	(h)	a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or an agency of that government;
_______	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
_______	(j)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000[1] [The Purchaser is required to complete the Risk Acknowledgement Form for Accredited Investors who are Individuals at Appendix “I-A” hereto];
_______	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$5,000,000[3];
_______	(k)	an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year[2] [The Purchaser is required to complete the Risk Acknowledgement Form for Accredited Investors who are Individuals at Appendix “I-A” hereto];

[1]        For purposes of this certificate, (i) “financial assets” means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of securities legislation, and (ii) “related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets. If this category is being relied upon, a signed risk acknowledgment form, Form 45-106F9, attached hereto as Appendix “I”, must be obtained by the seller and retained for 8 years following the distribution. It will not be sufficient for a seller to accept standard representations in a subscription agreement or an initial beside a category on Form 45-106F9 unless the seller has taken reasonable steps to verify the representations made by the purchaser. Such steps would include: (i) reviewing the list of purchasers prior to the distribution to identify each of the purchasers; (ii) understanding the criteria of the exemption and using background information and available knowledge of the purchasers to verify that the criteria are met; and (iii) where additional information is required to confirm the criteria of the exemption are met, following up with questions about the purchaser’s net income, financial assets or net assets, or other questions to elicit details about the purchaser’s financial circumstances. If the seller still has concerns after asking such questions, the seller may ask to see documentation that independently confirms the purchaser’s claims such as the most recent financial statement for a corporate subscriber or the most recent tax return for an individual purchaser. The seller should retain documentation to evidence the steps the seller has taken to verify the availability of the exemption.

[2]        If this category is being relied upon, a signed risk acknowledgment form, Form 45-106F9, attached hereto as Appendix “I”, must be obtained by the seller and retained for 8 years following the distribution. It will not be sufficient for a seller to accept standard representations in a subscription agreement or an initial beside a category on Form 45-106F9 unless the seller has taken reasonable steps to verify the representations made by the purchaser. Such steps would include: (i) reviewing the list of purchasers prior to the distribution to identify each of the purchasers; (ii) understanding the criteria of the exemption and using background information and available knowledge of the purchasers to verify that the criteria are met; and (iii) where additional information is required to confirm the criteria of the exemption are met, following up with questions about the purchaser’s net income, financial assets or net assets, or other questions to elicit details about the purchaser’s financial circumstances. If the seller still has concerns after asking such questions, the seller may ask to see documentation that independently confirms the purchaser’s claims such as the most recent financial statement for a corporate subscriber or the most recent tax return for an individual purchaser. The seller should retain documentation to evidence the steps the seller has taken to verify the availability of the exemption.

_______	(l)	an individual[3] who, either alone or with a spouse[3], has net assets of at least CDN$5,000,000 [The Purchaser is required to complete the Risk Acknowledgement Form for Accredited Investors who are Individuals at Appendix “I-A” hereto];
_______	(m)	a person, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements and such person has not been created or used solely to purchase or hold securities as an accredited investor;

Note: If you fall within this category (m), please provide the most recently prepared financial statements confirming this category.

_______	(n)	an investment fund that distributes or has distributed its securities only to;
_______	(i)	a person that is or was an accredited investor at the time of the distribution;
_______	(ii)	a person that acquires or acquired securities in the circumstances referred to in Sections 2.10 of NI 45-106 [Minimum amount investment], and 2.19 of NI 45-106 [Additional investment in investment funds], or
_______	(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under Section 2.18 of NI 45-106 [Investment fund reinvestment];
_______	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator, or, in Québec, the securities regulatory authority has issued a receipt;
_______	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;
_______	(q)	a person acting on behalf of a fully managed account[4] managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;
_______	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded[5];

 _______________________

[3]        For purposes of this certificate, the term “spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada) from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii) above, or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

[4]        A “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction.

[5]        For the purposes of this certificate, an “eligibility adviser” means (a) a person that is registered as an investment dealer and authorized to give advice with respect to the Purchased Securities; and (b) in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or management accountants control persons, and (c) has not acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person or company that has acted for or been retained by the Issuer or any of its directors, executive officers, founders or control persons within the previous 12 months.in a jurisdiction of Canada, provided that the lawyer or public accountant (i) does not have a professional, business or personal relationship with the Issuer, or any of its directors, executive officers, founders or control persons, and (ii) has not acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person or company that has acted for or been retained by the Issuer or any of its directors, executive officers, founders or control persons within the previous 12 months.

_______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
_______	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;
_______	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;
_______	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or
_______	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

III.       EMPLOYEES, OFFICERS, DIRECTORS AND CONSULTANTS

_______	(a)	an employee, executive officer, director or consultant of the Company;
_______	(b)	an employee, executive officer, director or consultant of a related entity of the Company; or
_______	(c)	a permitted assign of a person referred to in paragraphs (a) or (b).

IV.       FAMILY, FRIENDS AND BUSINESS ASSOCIATES

The Purchaser is an “family, friend or business associate” as such term is defined in NI 45-106, and as at the Closing, the Purchaser and any beneficial subscriber, as applicable, falls within the following categories:

_______	(a)	a director, executive officer or control person of the Company, or of an affiliate of the Company;
_______	(b)	a spouse, parent, grandparent, brother, sister, grandchild or child of a director, executive officer or control person of the Company or of an affiliate of the Company;
_______	(c)	a parent, grandparent, brother, sister, grandchild or child of the spouse of a director, executive officer or control person of the Company or of an affiliate of the Company;
_______	(d)	a close personal friend[6] of a director, executive officer or control person of the Company or of an affiliate of the Company;

____________________

[6]        For the purposes of this certificate, a “close personal friend” means an individual who has known the named director, executive officer, control person or founder well enough and for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of that person. The term “close personal friend” can include a family member who is not already specifically identified in paragraphs (b), (c), (f) or (g) if the family member otherwise meets the criteria described above. An individual’s relationship with the named director, executive officer, control person or founder must be direct. An individual is not a “close personal friend” solely because that individual is a relative, a member of the same club, organization, association or religious group, a co-worker, colleague or associate at the same workplace, a client, customer, former client or former customer, a mere acquaintance, or connected through some form of social media, such as Facebook, Twitter or LinkedIn.

_______	(e)	a close business associate[7] of a director, executive officer or control person of the Company or of an affiliate of the Company;
_______	(f)	a founder of the Company or a spouse, parent, grandparent, brother, sister, grandchild, child, close personal friend or close business associate of a founder of the Company;
_______	(g)	a parent, grandparent, brother, sister, grandchild or child of a spouse of a founder of the Company;
_______	(h)	a person of which a majority of the voting securities are beneficially owned by persons described in paragraphs (a) to (g);
_______	(i)	a person of which a majority of the directors are persons described in paragraphs (a) to (g);
_______	(j)	a trust or estate of which all of the beneficiaries are persons described in paragraphs (a) to (g); or
_______	(k)	a trust or estate of which a majority of the trustees or executors are persons described in paragraphs (a) to (g).

of which the relevant director, executive officer, control person or founder of the Company or affiliate thereof referred to in paragraphs (b) to (k) above is:

State name:

State the length (in years) of your relationship with this person:___________________

Additional Instruction: If the Subscriber qualifies under Category III and (1) is a resident of Ontario, it must also complete and sign Appendix “1-B” attached hereto entitled “Form 45-106F12: Risk Acknowledgment Form for Family, Friend and Business Associate Investors”; or (2) is a resident of Saskatchewan, it must also complete and sign Appendix “1-C” attached hereto entitled “Form 45-106F5: Risk Acknowledgement – Saskatchewan Close Personal Friends and Close Business Associates.”

________________________

[7]      For the purposes of this certificate, a “close business associate” means an individual who has had sufficient prior business dealings with the named director, executive officer, control person or founder to be in a position to assess the capabilities and trustworthiness of that person. An individual’s relationship with the named director, executive officer, control person or founder must be direct. An individual is not a “close business associate” solely because that individual is a member of the same club, organization, association or religious group, a co-worker, colleague or associate at the same workplace, a client, customer, former client or former customer, a mere acquaintance, or connected through some form of social media, such as Facebook, Twitter or LinkedIn.

The representations, warranties, statements and certifications made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing and the Purchaser acknowledges that this certificate is incorporated into and forms part of the subscription agreement to which it is attached. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the undersigned Purchaser shall give the Company immediate written notice thereof.

DATED               , 2020.

______________________________________

Name of Purchaser [Please Print]

______________________________________

Signature of Purchaser or Authorized Signatory of Purchaser

______________________________________

Name and Office of Authorized Signatory of Purchaser [Please Print]

______________________________________

Address of Purchaser

Definitions

In this Investor Certificate, the following definitions are included for convenience:

“affiliate” means an issuer connected with another issuer because

(a)       one of them is the subsidiary of the other, or

(b)       each of them is controlled by the same person;

“director” means

(a)	a member of the board of directors of a company or an individual who performs similar functions for a company; and
(b)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

“executive officer” means, for an issuer, an individual who is

(a)	a chair, vice-chair or president,
(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or
(c)	performing a policy-making function in respect of the issuer;

“financial assets” means

(a)       cash,

(b)       securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

“permitted assign” means, for a person that is an employee, executive officer, director or consultant of an issuer or of a related entity of the issuer,

(a)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person,
(b)	a holding entity of the person,
(c)	a registered retirement savings plan or registered retirement income fund of the person,
(d)	a spouse of the person,
(e)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person,
(f)	a holding entity of the spouse of the person, or
(g)	a registered retirement savings plan or registered retirement income fund of the spouse of the person;

“person” includes

(a)       an individual,

(b)       a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

“related entity” means, for an issuer, a person that controls or is controlled by the issuer or that is controlled by the same person that controls the issuer;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“spouse” means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;
(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or
(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary; and

“voting security” means any security which:

(a)       is not a debt security; and

(b)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

APPENDIX “I-A”

(ALL INVESTORS WHO ARE INDIVIDUALS AND IN CANADA)

Form 45-106F9

Risk Acknowledgement Form for Accredited Investors who are Individuals

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units consisting of one common share in the capital of the Company and one half of one common share purchase warrant.	Issuer: Silver Bull Resources, Inc. (the “Company”)
Purchased from: the Company
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of US$ . [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in Section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in Section 5, can help you if you have questions about whether you meet these criteria.	Your initials
• Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

• Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

For investment in a non-investment fund

Silver Bull Resources, Inc., Suite 1610, 777 Dunsmuir Street, Vancouver, B.C., V7Y 1K4, Attention: Christopher Richards (Tel: (604) 336-8093, Facsimile: (604) 563-6004, Email: crichards@silverbullresources.com), http://www.silverbullresources.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.   The information in Sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

2.   The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

APPENDIX “I-B”

(ONTARIO RESIDENTS ONLY)

Form 45-106F12

Risk Acknowledgement Form for Family, Friend and Business Associate Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE Company
1. About your investment
Type of securities: Common Shares	Issuer: Silver Bull Resources, Inc. (the “Company”)
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $____________________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.
3. Family, friend or business associate status
You must meet one of the following criteria to be able to make this investment. Initial the statement that applies to you:	Your initials

A) You are:

1)    [check all applicable boxes]

☐ a director of the Company or an affiliate of the Company

☐ an executive officer of the Company or an affiliate of the Company

☐ a control person of the Company or an affiliate of the Company

☐ a founder of the Company

OR

2)    [check all applicable boxes]

☐ a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

☐ a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B) You are a family member of [Instruction: Insert the name of the person who is your relative either directly or through his or her spouse], who holds the following position at the Company or an affiliate of the Company:

You are the of that person or that person’s spouse. [Instruction: To qualify for this investment, you must be (a) the spouse of the person listed above or (b) the parent, grandparent, brother, sister, child or grandchild of that person or that person’s spouse].

C) You are a close personal friend of [Instructions: Insert the name of your close personal friend], who holds the following position at the Company or an affiliate of the Company: .

You have known that person for years.

D) You are a close business associate of [Instruction: Insert the name of your close business associate], who holds the following position at the Company or an affiliate of the Company: .

You have known that person for years.

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of the person identified in section 5 of this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE CLOSE PERSONAL RELATIONSHIP, IF APPLICABLE
5. Contact person of the Company or an affiliate of the Company

[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

By signing this form, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

☐ family relationship as set out in section 3B of this form

☐ close personal friendship as set out in section 3C of this form

☐ close business associate relationship as set out in section 3D of this form

First and last name of contact person (please print):
Position with the Company or affiliate of the Company (director, executive officer, control person or founder):
Telephone:	Email:
Signature:	Date:

SECTION 6 TO BE COMPLETED BY THE Company
6. For more information about this investment

Silver Bull Resources, Inc.
Suite 1610 – 777 Dunsmuir Street,
Vancouver, B.C., V7Y 1K4

Attention: Christopher Richards

Email: crichards@silverbullresources.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Signature of executive officer of the Company (other than the purchaser):	Date:

Form instructions:

1	This form does not mandate the use of a specific font size or style but the font must be legible.
2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.
3.	The purchaser, an executive officer who is not the purchaser and, if applicable, the person who claims the close personal relationship to the purchaser must sign this form. Each of the purchaser, contact person at the Company and the Company must receive a copy of this form signed by the purchaser. The Company is required to keep a copy of this form for 8 years after the distribution.
4.	The detailed relationships required to purchase securities under this exemption are set out in section 2.5 of National Instrument 45-106 Prospectus and Registration Exemptions. For guidance on the meaning of “close personal friend” and “close business associate”, please refer to sections 2.7 and 2.8, respectively, of Companion Policy 45-106CP Prospectus and Registration Exemptions.

APPENDIX “I-C”

(SASKATCHEWAN RESIDENTS ONLY)

FORM 45-106F5

Risk Acknowledgement - Saskatchewan Close Personal Friends and Close Business Associates

I acknowledge that this is a risky investment:

•         I am investing entirely at my own risk.

•         No securities regulatory authority has evaluated or endorsed the merits of these securities.

•         The person selling me these securities is not registered with a securities regulatory authority and has no duty to tell me whether this investment is suitable for me.

•         I will not be able to sell these securities for 4 months.

•         I could lose all the money I invest.

•         I do not have a 2-day right to cancel my purchase of these securities or the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus.

I am investing $________________ [total consideration] in total; this includes any amount I am obliged to pay in future.

I am a close personal friend or close business associate of________________________________________ [state name],

who is a_____________________________________ [state title - founder, director, executive officer or control person]

of__________________________________________________ [state name of Company or its affiliate – if an affiliate state “an affiliate of the Company” and give the Company’s name].

I acknowledge that I am purchasing based on my close relationship with_____________________________ [state name of founder, director, executive officer or control person] whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

Print name of Purchaser

Sign 2 copies of this document. Keep one copy for your records.

Date	Signature of Purchaser
Print name of Purchaser
Sign 2 copies of this document. Keep one copy for your records.

You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If the Company wants to sell exempt market securities to you:

•	the Company does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and
•	the securities do not have to be sold by an investment dealer registered with a securities regulatory authority.

There are restrictions on your ability to resell exempt market securities. Exempt market securities are more risky than other securities.

You may not receive any written information about the Company or its business

If you have any questions about the Company or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

You will not receive advice.

Unless you consult your own professional advisors, you will not get professional advice about whether the investment is suitable for you.

For more information on the exempt market, refer to the Saskatchewan Financial Services Commission’s website at http://www.sfsc.gov.sk.ca.

INSTRUCTION: THE PURCHASER MUST SIGN 2 COPIES OF THIS FORM. THE PURCHASER AND THE Company MUST EACH RECEIVE A SIGNED COPY.

APPENDIX “II”

U.S. INVESTOR CERTIFICATE

(U.S. INVESTORS)

Reference is made to the subscription agreement between Silver Bull Resources, Inc. (the “Company”) and the undersigned (the “Purchaser”) of which this Appendix “II” – U.S. Investor Certificate, once executed, forms a part (the “Subscription Agreement”). Upon execution of this Investor Certificate by the Purchaser, this Investor Certificate shall be incorporated into and form a part of the Subscription Agreement.

In addition to the covenants, representations and warranties contained in the Subscription Agreement, the undersigned Purchaser represents, warrants and certifies to the Company that the Purchaser is purchasing as principal, qualifies to purchase as an accredited investor pursuant to Regulation D under the Securities Act of 1933 (“1933 Act”) and is not acquiring the securities being offered and sold pursuant to the Subscription Agreement as part of any plan or scheme to evade the registration requirements of the 1933 Act. The undersigned certifies as follows (check all that apply):

___________ I am a natural person (including an Individual Retirement Account (“IRA”) owned by me) whose individual net worth, or joint net worth with my spouse, exceeds US$1,000,000. For purposes of this item, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the date the securities are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of securities for the purpose of investing in the securities.

____________ I am a natural person (including an IRA owned by me) who had individual income exceeding US$200,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year.

____________ I am a natural person (including an IRA owned by me) who had joint income with my spouse exceeding US$300,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year.

____________ I am currently a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company. For purposes of this item, “executive officer” means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Company.

____________ The undersigned is a bank as defined in Section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended or any insurance company as defined in Section 2(a)(13) of the 1933 Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the Title 1 of the United States Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

____________ The undersigned is a private business development corporation as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940.

____________ The undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, limited liability company or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000.

____________ The undersigned is a trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

____________ The undersigned is a revocable trust (i) with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, and whose trustee has such knowledge and experience in financial and business matters that the trustee is capable of evaluating the merits and risks of the investment, (ii) whose the trustee or co-trustee is a bank, insurance company, registered investment company, business development company, or small business investment company, or (iii) that may be amended or revoked at any time by its settlors (creators), and each settlor is an “accredited investor” under the first paragraph above.

____________ The undersigned is an entity in which all of the equity owners are accredited investors.

The representations, warranties, statements and certifications made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing and the Purchaser acknowledges that this certificate is incorporated into and forms part of the subscription agreement to which it is attached. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the undersigned Purchaser shall give the Company immediate written notice thereof.

DATED________ , 2020.

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Name of Purchaser [Please Print]

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Signature of Purchaser or Authorized Signatory of Purchaser

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Name and Office of Authorized Signatory of Purchaser [Please Print]

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Address of Purchaser

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Social Security Number of Purchaser (If Purchaser is an individual)